Exhibit 99.2

Asia Vision Network, Indonesia’s Fastest Growing OTT Media Provider, Signs Agreement to Combine with Malacca Straits Acquisition Company Limited

The Transaction Values the Combined Company at $573 Million Enterprise Value at an Attractive 5.8x 2022E EV/EBITDA Multiple Relative to Peers

NEW YORK, N.Y. — March 22, 2021 — Asia Vision Network (“AVN” or the “Company”), the holding company for Vision+, Indonesia’s fastest growing Over-The-Top media business and MNC Play, the 3rd largest broadband and IPTV operator in Indonesia, and Malacca Straits Acquisition Company Limited (“Malacca Straits” or “MLAC”) (NASDAQ: MLAC), a publicly traded special purpose acquisition company led by CEO Kenneth Ng, announced that they have entered into a definitive business combination agreement. The transaction implies a pro-forma enterprise value of $573 million. AVN will continue after the business combination as a new Indonesian US-listed holding company and is expected to trade on NASDAQ. The transaction is expected to close in late Q2 or early Q3 2021.

Highlights About Asia Vision Network:

●	AVN combines Indonesia's fastest growing OTT media business with the 3rd largest broadband and IPTV operator, and is part of MNC Group, Southeast Asia’s largest media company.

●	Vision+ has the strongest OTT content proposition in Indonesia, having access to exclusive rights of all MNC Group’s Free-To-Air channels and content library of more than 300,000 hours, of which more than 100,000 hours is VOD ready.

●	Continued strong demand for local content amongst a rapidly urbanizing and fast-growing middle class has led Vision+ growth to far outpace international players such as Netflix and Disney+ in the Indonesian market.

●	With current OTT media penetration at only 2%, AVN is strategically positioned in the early stages of a durable growth cycle in the world's 4th largest country by population with a GDP of over $1TR and average population age of 31 years old.

●	AVN’s established strategic partnerships with infrastructure players and capital expenditure light business model produces industry leading EBITDA margins of 61% in 2020, which are projected to improve to 75% over the next five years, with projected revenue growth CAGR of 39% to 2025.

●	Vision+ is the only player to have exclusive access to MNC’s library of local content which is the most popular content in Indonesia, including localized popular global franchises such as The Voice, Indonesian Idol, X Factor, Rising Star and MasterChef, amongst others.

●	MNC’s leading market position reaches 50% nationwide audience share on broadcast Free-to-Air (including 53.5% on Prime-Time belt), more than 8 million Pay TV subscribers, more than 73 million News Portals monthly active users, and 217 million Social Media subscribers/followers, providing an exceptional platform for cross-selling and providing a unique and attractive offering for AVN.

●	Vision+ has exclusive rights to carry all MNC Group FTA channels with more than 120 premium channels and 10,000 hours of movies & series. The platform currently includes 32 million Monthly Active Users with more than 1.6 million paid subscribers and 5.6 million registered users.

●	Proven leadership team with history of delivering results in programming, media and content production.

Asia Vision Network Overview

Founded in 2020, AVN is the holding company for Vision+, Indonesia’s fastest growing and unique over-the-top or OTT business, integrated with Indonesia’s only 100% fiber-optic broadband and IPTV service provider. AVN is part of Southeast Asia’s largest integrated media group, MNC Group (IDX:BMTR, MNCN, IPTV), which operates the largest Free-To-Air and Pay TV Broadcast networks in Indonesia, and is the number 1 producer of local language content. Vision+ provides premium TV channels, all Free-To-Air channels and Video on Demand (“VOD”) content to both local and international, including original productions by Vision Pictures. Vision Pictures produces more than 10-20 exclusive new programs every month to add to the already robust catalog of content. In addition to VOD content, subscribers of Vision+ can enjoy time-shifting and catch-up features across 120 linear channels. Vision+ has 32 million active users with more than 5.6 million registered users and more than 1.6 million paid subscribers.

MNC Play, the Company’s broadband and IPTV services segment, delivers fiber-optic based broadband & IPTV services and is the pioneer in 100% FTTH technology in Indonesia. MNC Play offers an unparalleled and the largest content selection among Indonesian IPTV providers through partnerships with MNC Group and international content producers. MNC Play content can also be accessed through its Playbox or Android OTT. In 2020, AVN combined MNC Play and Vision+ into a consolidated OTT, IPTV and broadband platform.

Led by a proven and experienced team embedded in Indonesia’s broadband, media and technology industries, AVN has secured partnerships with leading network providers to advance its network expansion to more than a million homes covering 14+ cities. MNC Play became the first broadband provider to secure a multi-year deal with ICON+, a subsidiary of state-owned electricity company PLN, which has vast consumer market access leading to low roll-out costs. With the Company’s leading media technology and exclusive partnerships, the Company is able to offer the broadest selection of high-demand Indonesian language content. The partnership with MNC Group allows exclusive OTT access to its content library, including MNC Pictures, Indonesia’s largest production company, whose productions regularly occupy the #1 slots for nationwide viewing figures.

Executive Chairman of MNC Group, Hary Tanoesoedibjo, commented, “Today is a very exciting day for all of us at Asia Vision Network and our partners all across Asia. We are thrilled to partner with Malacca Straits and continue our drive to become the leader in OTT Media, IPTV and Broadband services. Today, we have taken a significant step forward in our growth plans by improving our balance sheet with potentially an inflow of over $130 million in cash. This will not only help us improve our cash flow but also further strengthen our position as the industry leader in the Indonesian OTT market. We have partnerships in place with key infrastructure players which gives us an advantage to sustain our asset-light revenue model as we become prepared to seek listing on the NASDAQ public markets. Being a U.S. listed company would give us access to growth capital and a global platform that is the best in the world.”

Kenneth Ng, Chief Executive Officer of Malacca Straits, said, “We are pleased to bring Asia Vision Network and Malacca Straits Acquisition Company together as a unified US-listed company. When we raised our SPAC, we were determined to find a company with a strong, proven business model and significant growth potential and with their success in providing exclusive content to millions of people, we are excited to work with a team as dedicated as we are. Asia Vision Network is a scaled, growing and highly profitable OTT, broadband and IPTV business and with the integration of Malacca Straits we will be positioned to drive continual long-term growth.”

Transaction Overview

AVN is combining with Malacca Straits with the intent to list AVN on NASDAQ, the deepest capital market in the world and on the U.S. exchange, in order to give global investors access to Indonesia’s fastest OTT and streaming business. This is where investors will appreciate the growth profile of this company, positioned among secular and economic tailwinds in Indonesia’s economy and expanded middle class. The business combination values the combined company at $573 million post-money pro forma enterprise value and will result in approximately $135 million of net proceeds to the company’s balance sheet, assuming that there are no redemptions by Malacca’s public stockholders or purchase price adjustments.

In the business combination, a newly-formed Cayman Islands subsidiary of AVN will merge with and into Malacca Straits, with Malacca Straits surviving the merger as a wholly-owned subsidiary of AVN, and with AVN becoming the successor US-listed company to Malacca Straits. It is anticipated that, following the business combination, AVN’s American Depositary Receipts (“ADRs”) representing ordinary shares and AVN’s warrants to acquire ADRs will be listed on NASDAQ.

In the merger, outstanding securities of Malacca Straits will be replaced by replacement securities of AVN, with the replacement AVN ordinary shares being held by The Bank of New York Mellon as the depository, and with the Bank of New York Mellon delivering ADRs of AVN to Malacca Straits’ security holders. Each Malacca Straits shareholder will receive an ADR representing one AVN ordinary share in exchange for each MLAC ordinary share that they hold; and each Malacca Straits warrant will become a warrant to purchase one ADR.

MNC Group will roll 100% of its equity in AVN, and will receive additional AVN ordinary shares in connection with the merger so that when combined with its existing shares, it will own a number of shares reflecting a pre-money enterprise value of AVN of $530 million, subject to certain purchase price adjustments and indemnification obligations, with each AVN ordinary share valued at the price per share paid to each Malacca Straits public shareholder who redeems their MLAC shares in connection with the business combination.

The consummation of the transaction is subject to the accuracy of the respective parties’ representations and warranties, the approval of the transaction and related matters by Malacca Straits’ shareholders and the other closing conditions set forth in the business combination agreement. The transaction has no minimum cash closing condition.

The board of directors of AVN and Malacca Straits have each unanimously approved the business combination which is expected to close in late Q2 or early Q3 2021.

Additional Information

Additional information about the proposed transaction, including copies of the merger agreements and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Malacca Straits with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov as well as at www.malaccastraits.net.

For more information on the Global Mediacom corporate structure please visit mediacom.co.id/page/about/corporate-structure.

Conference Call

AVN and Malacca Straits intend to host a webcast for investors in the future.

Advisors

BTIG, LLC is acting as financial advisor to Malacca Straits. Ellenoff Grossman & Schole LLP is acting as U.S. legal advisor to Malacca Straits, Hadiputranto, Hadinoto & Partners is acting as Indonesian counsel to Malacca Straits and Maples & Calder LLP is acting as Cayman Islands counsel to Malacca Straits. White & Case LLP acting as legal advisor to BTIG on the transaction.

Eliot & Luther is acting as financial advisor to AVN and the MNC Group. DLA Piper is acting as the international legal advisor to AVN and the MNC Group.

About Asia Vision Network

Asia Vision Network is the holding company for Vision+, Indonesia’s fastest growing Over-The-Top media business and MNC Play, the 3rd largest broadband and IPTV operator in Indonesia. Vision+ offers Subscription Video on Demand (SVOD) and Advertising-based Video on Demand (AVOD), based on exclusive OTT access to MNC Group market-leading Free-to-Air channels and a content library of over 300,000 hours. MNC Play delivers fiber-optic based broadband & IPTV services and is the pioneer in 100% FTTH technology in Indonesia.

About Malacca Straits Acquisition Company

Malacca Straits is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Malacca Straits consummated its initial public offering on July 17, 2020. Its units, shares and warrants are listed on the Nasdaq Capital Market.

Forward Looking Statements

This press release contains, and certain oral statements made by representatives of Malacca Straits and AVN and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Malacca Straits’ and AVN’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Malacca Straits’ and AVN’s expectations with respect to future performance of AVN, anticipated financial impacts of the proposed transaction (the “Transaction”), the anticipated addressable market for AVN, the satisfaction of the closing conditions to the Transaction, the pre-money valuation of AVN (which is subject to certain inputs that may change prior to the closing of the Transaction and is subject to adjustment after the closing of the Transaction), and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Malacca and AVN and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to consummate the Transaction, including due to failure to obtain approval of the shareholders of Malacca Straits or other conditions to the closing in the Business Combination Agreement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (4) the inability to obtain the listing of AVN’s securities on Nasdaq following the Transaction; (5) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (6) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of AVN to grow and manage growth economically and hire and retain key employees; (7) costs related to the Transaction; (8) changes in applicable laws or regulations; (9) the effect of the COVID-19 pandemic on Malacca Straits or AVN and their ability to consummate the Transaction; (10) the possibility that Malacca Straits or AVN may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties to be identified in the registration/proxy statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Malacca Straits or AVN. Malacca Straits and AVN caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Malacca Straits or AVN undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the Transaction will be completed, nor can there be any assurance, if the Transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Malacca Straits and AVN in connection with the Transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Malacca Straits derived entirely from Malacca Straits and all information relating to the business, past performance, results of operations and financial condition of AVN derived entirely from AVN. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Malacca Straits or AVN, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of AVN has been derived, directly or indirectly, exclusively from AVN and has not been independently verified by Malacca Straits. Neither the independent auditors of Malacca Straits nor the independent auditors of or AVN audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Important Information about the Transaction and Where to Find It

In connection with the Transaction, Malacca Straits and AVN will file relevant materials with the SEC, including a Form F-4 registration statement to be filed by AVN (the “F-4”), which will include a prospectus with respect to AVN’s securities to be issued in connection with the proposed business combination and a proxy statement (the “Proxy Statement”) with respect to Malacca Straits’ shareholder meeting at which Malacca Straits’ shareholders will be asked to vote on the proposed Business Combination and related matters. MALACCA STRAITS’ SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE F-4 AND THE AMENDMENTS THERETO AND OTHER INFORMATION FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT MALACCA STRAITS, AVN AND THE TRANSACTION. When available, the Proxy Statement contained in the F-4 and other relevant materials for the Transaction will be mailed to shareholders of Malacca Straits as of a record date to be established for voting on the proposed business combination and related matters. The preliminary F-4 and Proxy Statement, the final F-4 and definitive Proxy Statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Malacca Straits with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Malacca Straits at Unit 601-2, St. George’s Building, 2 Ice House Street, Central, Hong Kong. Information filed with the SEC is also available on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Malacca Straits and AVN and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Malacca Straits ordinary shares in respect of the proposed business combination. Malacca Straits shareholders and other interested persons may obtain more detailed information regarding the names and interests in the Transaction of Malacca Straits’ directors and officers in Malacca Straits’ and AVN’s filings with the SEC, including when filed, the F-4 and the Proxy Statement. These documents can be obtained free of charge from the sources indicated above.

Contacts:

Investors:

Ashley DeSimone / Jake Pisano

Ashley.DeSimone@icrinc.com/Jake.Pisano@icrinc.com

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